UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2014

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01               Other Events.

In March 2014, Rhino Resource Partners LP (“Rhino” or the “Partnership”) completed a purchase and sale agreement with a third party to sell the Partnership’s oil and gas properties in the Utica Shale region of eastern Ohio. In accordance with current authoritative accounting guidance for the disposal of long-lived assets, the Partnership reported revenue and expenses from its Utica Shale activities as discontinued operations for each period presented in its quarterly reports for the quarters ended March 31, 2014 and June 30, 2014 (including the comparable periods of the prior year) (the “Discontinued Operations”). As required by accounting principles generally accepted in the United States of America, the Partnership must also retrospectively adjust its previously issued annual financial statements for each of the three years shown in the registrant’s 2013 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2014, to reflect the Discontinued Operations if those previously issued financial statements are included in or incorporated by reference in any subsequent filings made by the registrant with the SEC made under the Securities Act of 1933, as amended. Therefore, the Partnership is retrospectively adjusting its historical financial statements covered by its 2013 Annual Report on Form 10-K to reflect the Discontinued Operations in compliance with current authoritative accounting guidance. The retrospective adjustment has no effect on the Partnership’s previously reported net income, financial condition, or cash flows for the periods covered by its 2013 Annual Report on Form 10-K.

This Current Report on Form 8-K updates Items 6, 7 and 8 of the Partnership’s 2013 Annual Report on Form 10-K to reflect the retrospective reclassification of the Partnership’s Utica Shale investment and operations as Discontinued Operations during the years ended December 31, 2013, 2012 and 2011, as applicable. All other Items of the Partnership’s 2013 Annual Report on Form 10-K remain unchanged. The updated sections of the Partnership’s 2013 Annual Report on Form 10-K are attached hereto as exhibits 99.1, 99.2 and 99.3. No attempt has been made to include any adjustments or update matters in the Partnership’s 2013 Annual Report on Form 10-K except to the extent expressly provided above.

The information in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless Rhino specifically states in a future filing that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01               Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Ernst & Young LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Item 6. Selected Financial Data

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 8. Financial Statements and Supplementary Data.

101.INS§	XBRL Instance Document
101.SCH§	XBRL Taxonomy Extension Schema Document
101.CAL§	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF§	XBRL Taxonomy Definition Linkbase Document
101.LAB§	XBRL Taxonomy Extension Label Linkbase Document
101.PRE§	XBRL Taxonomy Extension Presentation Linkbase Document

§

Furnished with this Form 10-K. In accordance with Rule 406T of Regulation S-T, the information in these exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC,
Its General Partner

Dated: October 10, 2014	By:	/s/ Whitney C. Kegley
	Name:	Whitney C. Kegley
	Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Item 6. Selected Financial Data.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 8. Financial Statements and Supplementary Data.

101.INS§	XBRL Instance Document
101.SCH§	XBRL Taxonomy Extension Schema Document
101.CAL§	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF§	XBRL Taxonomy Definition Linkbase Document
101.LAB§	XBRL Taxonomy Extension Label Linkbase Document
101.PRE§	XBRL Taxonomy Extension Presentation Linkbase Document